               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 15, 2005

                     NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-02                           61-6285998
      (Commission File Number)            (I.R.S. Employer Identification No.)

  425 N. Martingale Road Schaumburg, Illinois             60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On November 15, 2005, the Registrant made available the
           Monthly Servicer Certificate for the Period of October 2005
           for the NAVISTAR FINANCIAL 2002-A OWNER TRUST, which is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2002-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  November 23, 2005                  By:/s/ John V. Mulvaney, Sr.
--------------------------                       -------------------------------
                                                 John V. Mulvaney, Sr.
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2002-A Owner Trust
               Monthly Servicer Certificate #43, dated November 15, 2005

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                                   EXHIBIT 20

                    Navistar Financial 2002 - A Owner Trust
                           For the Month of October 2005
                     Distribution Date of November 15, 2005
                            Servicer Certificate  #43

Original Pool Amount                                               $317,954,886.53
Subsequent Receivables (transferred 04/30/02)                       $69,994,775.15
Subsequent Receivables (transferred 05/31/02)                      $112,050,220.64
Subsequent Receivables (transferred 00/00/00)                                $0.00
Beginning Pool Balance                                              $60,503,174.74
Beginning Pool Factor                                                    0.1210064

Principal and Interest Collections:
     Principal Collected (Incl. Servicer Advance Repay)              $4,170,665.26
     Interest Collected                                                $363,283.06

Additional Deposits:

     Repurchase Amounts                                                      $0.00

     Liquidation Proceeds / Recoveries                                 $109,773.36
Total Additional Deposits                                              $109,773.36

Repos / Chargeoffs                                                       $2,576.21
Aggregate Number of Notes Charged Off                                           95

Total Available Funds                                                $4,587,350.02

Ending Pool Balance                                                 $56,386,304.93
Ending Pool Factor                                                       0.1127726

Servicing Fee                                                           $50,419.31
     memo: Servicer will allocate $1,500.00 of
           Servicing Fee as Administration Fee

Repayment of Servicer Advances                                          $56,371.66

Reserve Account:

     Beginning Balance  (see Memo Item)                             $10,210,254.52           =====================================
     Target Percentage                                                        5.50%           Memo Item - Reserve Account
     Target Balance                                                  $3,101,246.77            Opening balance        $9,999,997.65
     Specified Yield Supplement Amount                                       $0.00            +  Invest. Income         $31,037.41
     Specified Yield Supplement Amount                                  $25,884.41            +  Excess Serv.          $179,219.46
     Specified Reserve Account Balance                               $3,127,131.18            +  Transfer (to)               $0.00
     Minimum Balance                                                 $9,999,997.65               Collections Acct     ------------
     (Release) / Deposit                                              ($210,256.87)              Beginning Bal      $10,210,254.52
     Ending Balance                                                  $9,999,997.65            ====================================

Current Weighted Average APR:                                                7.202%

Current Weighted Average Remaining Term (months):                            15.75

Delinquencies                                                            Dollars     Notes
                       Installments:  1 - 30 days                       474,286.68     406
                                     31 - 60 days                        86,235.15      80
                                     60+  days                           72,607.10      29

                              Total:                                    633,128.93     415
                           Balances: 60+  days                          314,591.29      29

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                                                Navistar Financial 2002 - A Owner Trust
                                                     For the Month of October 2005

                                                                                  NOTES
                                              TOTAL      CLASS A - 1    CLASS A - 2    CLASS A - 3     CLASS A - 4   CLASS B NOTES
                                       500,000,000.00 $73,000,000.00 $182,000,000.00 $104,000,000.00 $121,000,000.00 $20,000,000.00
Original Pool Amount

Distributions:
          Distribution Percentages  (1)                         0.00%           0.00%           0.00%          96.00%          4.00%

                      Coupon                                  1.9600%         3.0700%         4.0900%         4.7600%        4.9500%

Beginning Pool Balance                  60,503,174.74
Ending Pool Balance                     56,386,304.93

Collected Principal                      4,114,293.60
Collected Interest                         363,283.06
Charge - Offs                                2,576.21
Liquidation Proceeds/Recoveries            109,773.36

Servicing & Administration Fee              50,419.31
Investment Earnings from Pre-Funding Acct.       0.00
Negative Carry Amount                            0.00
Cash Transfer from Pre-Funding Acct.             0.00
Cash Transfer from Reserve Account               0.00
Total Collections Avail for Debt Service 4,536,930.71

Beginning Balance                       60,503,174.74          $0.00           $0.00            $0.00  $55,163,047.75 $5,340,126.99

Interest Due (2)                           240,841.44          $0.00           $0.00            $0.00     $218,813.42    $22,028.02
Interest Paid                              240,841.44          $0.00           $0.00            $0.00     $218,813.42    $22,028.02
Principal Due                            4,116,869.81          $0.00           $0.00            $0.00   $3,952,195.02   $164,674.79
Mandatory Prepayments Class A-1 only             0.00          $0.00
Principal Paid                           4,116,869.81          $0.00           $0.00            $0.00   $3,952,195.02   $164,674.79

Ending Balance                          56,386,304.93          $0.00           $0.00            $0.00  $51,210,852.73 $5,175,452.20

Note/Certificate Pool Factor (Ending Bal./Original Pool Amt.) 0.0000          0.0000           0.0000          0.4232        0.2588

Total Distributions                      4,357,711.25          $0.00           $0.00            $0.00   $4,171,008.44   $186,702.81

Interest Shortfall                               0.00          $0.00           $0.00            $0.00           $0.00         $0.00
Principal Shortfall                              0.00          $0.00           $0.00            $0.00           $0.00         $0.00
                      Total Shortfall            0.00          $0.00           $0.00            $0.00           $0.00         $0.00

Excess Servicing
   (see Memo Item - Reserve Acct.)        $179,219.46

           Beginning Reserve Acct      $10,210,254.52
          (Release) / Draw               ($210,256.87)
           Ending Reserve Acct Bal.     $9,999,997.65

(1)Principal distributions will be paid in the following priority:       (* x represents previously paid interest to other classes.)
First to Class A-1 until paid in full, second 96.00% applied             (* y represents previously paid interest and principal on
sequentially to Class A notes and 4.00% to Class B notes until              other classes.)
all Class A Notes are repaid in full, then 100% to Class B Notes.
(2)Class A-1 Interest based on Actual Number of Days.  Interest on       ======================================================
other classes based on a 30 day month.  Interest for first settlement     Memo Item - Advances:
based off 15 days, from 04/30/02 to, but excluding, 5/15/02.              Servicer Advances - Current Month        ($56,371.66)
                                                                          Total Outstanding Servicer Advances    $2,137,029.83
                                                                         ======================================================
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                                                Navistar Financial 2002 - A Owner Trust
                                                    For the Month of October 2005

Trigger Event: A)  Loss Trigger
               B)  Delinquency Trigger
               C)  Noteholders Percent Trigger

                                        5              4              3              2              1
                                     Jun-05          Jul-05        Aug-05         Sep-05         Oct-05

Beginning Pool Balance            $78,808,903.67  $74,026,654.65 $69,044,263.69 $64,546,874.20 $60,503,174.74

A)  Loss Trigger:

Principal of Contracts Charged Off    $76,730.97      $77,467.77     $17,561.69     $51,828.01      $2,576.21

Recoveries                            $44,631.78     $249,337.23     $85,189.72     $32,781.45    $109,773.36

Total Charged Off (Months 5, 4, 3)   $171,760.43
Total Recoveries (Months 3, 2, 1)    $227,744.53
                                  --------------
Net Loss / (Recoveries) for 3 Mos    ($55,984.10) (a)

Total Balance (Months 5, 4, 3)    $221,879,822.01 (b)

Loss Ratio Annualized  [(a/b)*(12)]       -0.3028%

Trigger:  Is Ratio > 1.5%                      No
                                                                   Aug-05         Sep-05         Oct-05

B)  Delinquency Trigger:                                         $222,628.79    $287,777.57    $314,591.29
    Balance delinquency 60+ days                                     0.32244%       0.44584%       0.51996%
    As % of Beginning Pool Balance                                   0.39916%       0.39020%       0.42941%
    Three Month Average

    Trigger:  Is Average > 2.0%                No

C)  Noteholders Percent Trigger:           2.0000%
    Ending Reserve Account Balance
    not less than 1% of Initial Aggregate
    Receivables Balance

Trigger:  Is Minimum < 1.0%                    No

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